Exhibit 10.85

Published CUSIP No. 42703YAF4

TERM JOINDER AGREEMENT

THIS TERM JOINDER AGREEMENT (this “Agreement”), dated as of January 31, 2005, is among Herbst Gaming, Inc., a Nevada corporation (“Borrower”), each of the Increasing Lenders described below, each of the Joining Lenders described below, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), pursuant to the Amended and Restated Credit Agreement dated as of October 8, 2004, among Borrower, the Lenders referred to therein and Administrative Agent (as amended, the “Credit Agreement”).

RECITALS

A.                                   The credit facilities provided by the Lenders under the Credit Agreement have heretofore consisted of the Aggregate Revolving Commitments in the principal amount of $175,000,000.

B.                                     Pursuant to Section 2.16 of the Credit Agreement, Borrower is entitled to increase the credit facilities under the Credit Agreement by means of the $100,000,000 of additional Term Commitments contemplated herein.

C.                                     Banc of America Securities LLC and Lehman Brothers, Inc. have served as Joint Lead Arrangers and Joint Book Managers for the $100,000,000 in Term Loan credit facilities contemplated by this Agreement.  Bank of America, N.A. is the Administrative Agent for the Term Loan credit facilities, and Lehman Commercial Paper Inc. is the Documentation Agent for the Term Loan credit facilities.

D.                                    The Term Loans contemplated by this Agreement shall be made substantially concurrently with the consummation of the Grace Asset Purchase.

E.                                      Certain of the Lenders already party to the Credit Agreement which are designated as the “Increasing Lenders” on Schedule 1 hereto have agreed to extend Term Commitments under the Credit Agreement.

F.                                      The Persons listed on Schedule 1 hereto as “Joining Lenders” have not heretofore been Lenders party to the Credit Agreement, but by this Agreement will become new Lenders and have Term Commitments as set forth on Schedule 1.

NOW THEREFORE, the parties hereto agrees as follows:

AGREEMENT

1.                                       Definitions.  This Agreement is one of the Loan Documents.  Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings given those terms in the Credit Agreement when used herein and such definitions are incorporated herein as though set forth in full.  In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

“Term Applicable Rate” means, with respect to the Term Loans, during each Pricing Period:

(a) at all times prior to May 31, 2005, and thereafter in respect of each Pricing Period in respect of which the Total Debt to EBITDA Ratio of the Fiscal Quarter ending approximately two months prior to the first day of that Pricing Period is greater than or equal to 4.00:1.00, (i) in respect of each Eurodollar Loan, the Eurodollar Rate plus 2.25% per annum, and (ii) in respect of each Base Rate Loan, the Base Rate plus 1.00% per annum; and

(b) following May 31, 2005, if the Total Debt to EBITDA Ratio of the Fiscal Quarter ending approximately two months prior to the first day of that Pricing Period is less than 4.00:1.00, then (i) in respect of each Eurodollar Rate Loan, the Eurodollar Rate plus 2.00% per annum, and (ii) in respect of each Base Rate Loan, the Base Rate plus 0.75% per annum;

provided, in each case, that if Borrower fails to deliver a Compliance Certificate in respect of any Fiscal Quarter prior to the first day of the related Pricing Period, then the pricing set forth in clause (a) above shall apply as of the first Business Day of such Pricing Period until the date upon which the required Compliance Certificate is delivered.

“Term Effective Date” means the date upon which all of conditions set forth in Section 15 hereof shall have been completely satisfied or otherwise waived by Administrative Agent.

“Term Maturity Date” means the sixth anniversary of the Term Effective Date.

2.                                       Term Loans.  By the execution and delivery of this Agreement, each of the Term Lenders hereby becomes a party to the Credit Agreement as a Lender, and the Borrower and the Administrative Agent agree to accept and admit the Term Lenders as Lenders under the Credit Agreement.  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Term Lender severally agrees to make a Term Loan to the Borrower on the Closing Date in the amount of its Term Commitment.  Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.  No Term Loan which is at any time prepaid or repaid may be reborrowed, but each Term Loan may be converted, in whole or in part, to a Term Loan of another Type, or continued from time to time, in the manner contemplated by Section 2.03 of the Credit Agreement.

3.                                       Voluntary Prepayment of the Term Loans.  The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay the Terms Loans in the manner set forth in Section 2.06 of the Credit Agreement.

4.                                       Amortization of the Term Loans.

(a)                                  On each Quarterly Payment Date, commencing with the first Quarterly Payment Date which is three months or more following the date of this Agreement, Borrower shall repay the then outstanding principal amount of the Term Loans in the principal amount of $250,000.

(b)                                 In any event, Borrower shall repay to the Term Lenders on the Term Maturity Date the aggregate principal amount of the Term Loans outstanding on such date.

5.                                       Interest.  The Term Loans shall bear interest on the outstanding principal amount thereof as provided in Section of 2.10 of Credit Agreement, including without limitation those provisions relating to the Default Rate, provided that the term “Applicable Rate” contained therein shall refer to the Term Applicable Rate.

6.                                       Use of Procceds.  Borrower shall use the proceeds of the Terms Loans for the acquisition of the Grace Assets and for other proper business purposes of Borrower and its Subsidiaries.

7.                                       Borrower’s Reaffirmation of the Liens.  Borrower hereby confirms that (a) the Obligations secured by Borrower under the various Loan Documents shall be deemed to include, without limitation, all Obligations arising under the Terms Loans, and (b) the Liens granted under the Loan Documents shall be granted for the benefit of the Lenders, including, without limitation, the Term Lenders, on an equal, ratable and pari passu basis.

8.                                       Assumption by Increasing Lenders.  By signing this Agreement, each of the Increasing Lenders agrees that, concurrently with the effectiveness of this Agreement, it shall become a Term Lender under the Credit Agreement with a Term Commitment in the amount set forth opposite such Increasing Lender’s name on Schedule 1.

9.                                       Joinder by Joining Lenders.  By signing this Agreement, each of the Joining Lenders agrees that, concurrently with the effectiveness of this Agreement, it shall become a Term Lender under the Credit Agreement and its Term Commitment shall be in the amount set forth opposite such Joining Lender’s name on Schedule 1.  Each Joining Lender agrees that it will be bound by all terms, provisions, conditions, obligations and duties applicable to a Lender under the Credit Agreement and other Loan Documents.

10.                                 Acceptance of Increased Commitment by Borrower.  Borrower hereby accepts the Term Commitment of each of the Term  Lenders.

11.                                 Representations and Warranties of Borrower.  Borrower represents and warrants to the Administrative Agent and the Lenders that (a) no Default or Event of Default has occurred and remains continuing, and (b) each of the representations and warranties of Borrower set forth in the Credit Agreement is true and correct as of the date hereof (other than those which relate by their terms solely to another date).

12.                                 Representations, Warranties and Covenants of the Joining Lenders.  Each of the Joining Lenders hereby severally represents, warrants and covenants that:

(a)                                  it is an Eligible Assignee.

(b)                                 it has agreed to become a party to the Credit Agreement solely in reliance upon its own independent investigation of the financial and other circumstances surrounding Borrower and all aspects of the transactions evidenced by or referenced in the Loan Documents, or has otherwise satisfied itself thereto, and that it is not relying upon any representation, warranty or statement of Administrative Agent in connection with the assumption made hereby.  Each Joining Lender further acknowledges that it will, independently and based upon its review of such documents and information as it deems appropriate at the time, continue to make its own credit decisions in connection with the assumption made hereby.

(c)                                  it has experience and expertise in the making of or investing in loans of the type made under the Credit Agreement and with respect to the other types of credit which may be extended under the Credit Agreement; and that it has received, reviewed and approved copies of all Loan Documents.

(d)                                 It has duly authorized, executed and delivered this Agreement, and it is legally entitled to enter into the transactions contemplated herein.

(e)                                  Neither Administrative Agent nor any other Lender shall be responsible to such Joining Lender for the execution, effectiveness, accuracy, completeness, legal effect, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents (other than its own due execution of the Loan Documents) or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Administrative Agent to such Joining Lender (other than written representations, warranties, recitals or statements made by such party therein) or by or on behalf of Borrower to Administrative Agent and the Lenders or such Joining Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any other Person liable for the payment of any Loan or payment of amounts owed in connection with other extensions of credit under the Credit Agreement or any other matter.  The Administrative Agent shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or other extensions of credit under the Credit Agreement or as to the existence or possible existence of any Default or Event of Default.

13.                                 Representations and Warranties of Increasing Lenders.  Each of the Increasing Lenders hereby represents and warrants that it has duly authorized, executed and delivered this Agreement and it is legally entitled to enter into the transactions contemplated herein..

14.                                 Waiver of Missouri Purchase.  The Administrative Agent and the Increasing Lenders (which Increasing Lenders constitute the Requisite Lenders under the Credit Agreement), hereby waive the requirement of Section 2.16 of the Credit Agreement that the entirety of the Grace Asset Purchase be consummated concurrently with the extension of the Term Loans, provided that the Grace Assets located in and associated with the State of Iowa are purchased substantially concurrently with the making of the Term Loans.

15.                                 Conditions Precedent.  The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions:

(a)                                  Documentation.  Administrative Agent shall have received the following documents (in such number as Administrative Agent shall reasonably request), each in form and substance acceptable to Administrative Agent:

(1)                                  a fully executed original of this Agreement;

(2)                                  executed Term Notes in favor of each of the Term Lenders reflecting its Term Commitment;

(3)                                  a fully executed original of the Consent and Reaffirmation of Loan Parties, substantially in the form attached hereto as Schedule 2;

(4)                                  an amendment to the Deed of Trust executed by Flamingo Paradise with respect to the real property and improvements constituting Terrible’s Hotel & Casino to secure the Flamingo Paradise Guaranty increasing the amount of the secured obligations thereunder to reflect the increase of the Revolving Commitment to $175,000,000 and to secure the Term Loans in an amount which is not less than $100,000,000;

(5)                                  an amendment to the fee and leasehold Deeds of Trust executed by Market Gaming with respect to the real property and improvements constituting its Henderson, Nevada casino to secure the Market Gaming Guaranty increasing the amount of the secured obligations thereunder to reflect the increase of the Revolving Commitment to $175,000,000 and to secure the Term Loans in an amount which is not less than $100,000,000;

(6)                                  amendments to the leasehold Deeds of Trust executed by E-T-T, Inc. in respect of its interests in the casino properties located at Town Center, Pahrump at Lakeside, Pahrump and at Searchlight Truck Stop, Searchlight and its interest in the office and warehouse space on Russell Road to secure the E-T-T, Inc. Guaranty increasing the amount of the secured obligations thereunder to reflect the increase of the Revolving Commitment to $175,000,000 and to secure the Term Loans in an amount which is not less than $100,000,000;

(7)                                  amendments to the fee and leasehold Deeds of Trust executed by E-T-T Enterprises, L.L.C. in respect of its interest the Lakeside, Pahrump casino property and  its interest in the Russell Road office and warehouse space increasing the amount of the secured obligations thereunder to reflect the increase of the Revolving Commitment to $175,000,000 and to secure the Term Loans in an amount which is not less than $100,000,000

(8)                                  an amendment to the leasehold Deed of Trust executed by Borrower in respect of its interest in the “training facility” adjacent to the Russell Road office and warehouse space to secure the obligations under this Agreement increasing the amount of the secured obligations thereunder to reflect the increase of the Revolving Commitment to $175,000,000 and to secure the Term Loans in an amount which is not less than $100,000,000;

(9)                                  favorable opinions of Gibson, Dunn & Crutcher, LLP and Kummer Kaempfer Bonner & Renshaw, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent or the Requisite Lenders may reasonably request;

(10)                            an executed certificate of each Loan Party dated as of the Term Effective Date  signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the increase in the Commitments, and (B) in the case of the Borrower, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Term Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (2) no Default exists or would result from the increase to the Commitments;

(11)                            an executed certificate of a Responsible Official of Borrower stating that (a) the representation and warranties contained in Section 11 hereof are true and correct as of the date hereof, and (b) the Grace Asset Purchase, has been, or will be substantially concurrently herewith, consummated in accordance with (and without any waiver of any term or provision or closing condition of) the Grace Purchase Agreements and in material compliance with all applicable Laws, and that all approvals of Governmental Agencies required for the consummation of such transactions have been obtained, provided that in the event that Borrower elects not to concurrently consummate the purchase of the Grace Assets located the State of Missouri (including any intangible assets associated with the businesses located in Missouri), such assets may be excluded from its certification;

(b)                                 such endorsements to its existing title insurance policies as the Administrative Agent may reasonably request confirming the continuing priority of the lien of the existing fee and leasehold Deeds of Trust;

(c)                                  those fees described in the Fee Letter which are due and payable as of the date hereof;

(d)                                 evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect with respect to the assets which are the subject of the Grace Asset Purchase; and

(e)                                  such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Requisite Lenders reasonably may require.

16.                                 Beneficiaries of this Agreement.  Each of the Joining Lenders and Increasing Lenders hereby acknowledges and agrees that the agreements set forth herein are for the express benefit of Borrower, Administrative Agent and the other Lenders and their respective successors and permitted assigns.

17.                                 No Conflicts.  To the extent of any conflict or inconsistency between this Agreement and the Credit Agreement with regards to the Term Loans, the terms of this Agreement shall prevail.

18.                                 Governing Law.  This Agreement and the transactions contemplated hereunder shall be governed by and construed and enforced in accordance with the local Laws of the State of Nevada.

19.                                 Execution of Agreement.  This Agreement may be executed in any number of counterparts (including by facsimile) and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first above written.

AMERICAN EXPRESS CERTIFICATE COMPANY
By:	American Express Asset Management Group Inc.
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Managing Director

IDS LIFE INSURANCE COMPANY
By:	American Express Asset Management Group Inc.
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Managing Director

CENTURION CDO 8, LIMITED
By:	American Express Asset Management Group, Inc.
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Managing Director

BLACK DIAMOND CLO 2005-1 LTD.

By:	/s/ Wendy Ebanks
	Name:	Wendy Ebanks
	Title:	Director

CARLYLE HIGH YIELD PARTNERS II, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS III, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE LOAN INVESTMENT LTD

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO III, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

COSTANTINUS EATON VANCE CDO V, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO

By:	Boston Management and Research,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company as Fiduciary Custodian.

By:	Eaton Vance Management,
Attorney-in-fact

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

TOLLI & CO.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

ELF FUNDING TRUST I
By:	Highland Capital Management, L.P.
as Collateral Manager

By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Chief Financial Officer

HIGHLAND OFFSHORE PARTNERS, L.P.
By:	Highland Capital Management, L.P.
as General Partner

By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Chief Financial Officer

PIONEER FLOATING RATE TRUST,
By:	Highland Capital Management, L.P.,
its Sub-Advisor

By:	/s/ Todd Travers
	Name:	Todd Travers
	Title:	Senior Portfolio Manager
Highland Capital Management, L.P.

LOAN STAR STATE TRUST
By:	Highland Capital Management, L.P.
Its Investment Manager,

By:	Strand Advisors, Inc.
Its General Partner

By:	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Chief Financial Officer

ING PRIME RATE TRUST
By:	ING Investment Management Co.
as its investment manager

By:	/s/ William F. Nutting, Jr.
	Name:	William F. Nutting, Jr.
	Title:	Vice President

ING SENIOR INCOME FUND
By:	ING Investment Management Co.
as its investment manager

By:	/s/ William F. Nutting, Jr.
	Name:	William F. Nutting, Jr.
	Title:	Vice President

FLOATING RATE INCOME STRATEGIES FUND II, INC. (FRB)

By:	/s/ Jaimin Patel
	Name:	Jaimin Patel
	Title:	Authorized Signatory

NEVADA STATE BANK

By:	/s/ Steven A. Strunk
	Name:	Steven A. Strunk
	Title:	Vice President

SOUTHPORT CLO, LIMITED
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Ralph Lopez
Name:
Title:

LOAN FUNDING XI LLC
By:	Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Jeffrey Hawkins
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

HARBOUR TOWN FUNDING LLC
By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

RACE POINT CLO, LIMITED
By:	Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Jeffrey Hawkins
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

RACE POINT II CLO, LIMITED
By:	Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Jeffrey Hawkins
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

ULT CBNA LOAN FUNDING LLC,
for itself or as agent for ULT CFPI
LOAN FUNDING LLC

By:	Stanfield Capital Partners LLC
as its Interim Asset Manager

By:	/s/ Suzanne Smith
	Name:	Suzanne Smith
	Title:	As Attorney-In-Fact

VAN KAMPEN SENIOR INCOME TRUST
By:	Van Kampen Investment Advisory Corp.

By:	/s/ Frank Sherrod
	Name:	Frank Sherrod
	Title:	Vice President

VAN KAMPEN SENIOR LOAN FUND
By:	Van Kampen Investment Advisory Corp.

By:	/s/ Frank Sherrod
	Name:	Frank Sherrod
	Title:	Vice President

BANK OF AMERICA, N.A.,

By:	/s/ Peter J. Vitale
	Name:	Peter J. Vitale
	Title:	SVP

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ V. Paul Arzouian
	Name:	V. Paul Arzouian
	Title:	Authorized Signatory

BANK OF SCOTLAND

By:	/s/ Amena Nabi
	Name:	Amena Nabi
	Title:	Assistant Vice President

WELLS FARGO BANK N.A.

By:	/s/ Donald Schubert
	Name:	Donald Schubert
	Title:	VP

COMERICA WEST INCORPORATED

By:	/s/ Kevin T. Urban
Kevin T. Urban
Corporate Banking Officer

ACKNOWLEDGED AND AGREED TO:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Assistant Vice President

HERBST GAMING, INC.

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President and Chief Executive Officer

Schedule 1

Increasing Lenders

Name of Increasing Lender	Amount of Term Commitment

Nevada State Bank	$4,000,000

Bank of America, N.A.	$35,000,000

Lehman Commercial Paper Inc.	$7,000,000

Wells Fargo Bank N.A.,	$5,000,000

Comerica West Incorporated,	$3,000,000

Joining Lenders

Name of Joining Lender	Amount of Term Commitment

American Express Certificate Company	$500,000

IDS Life Insurance Company	$500,000

Centurion CDO 8, Limited	$3,000,000

Black Diamond CLO 2005-1 Ltd.	$4,000,000

Carlyle High Yield Partners II, Ltd.	$1,250,000

Carlyle High Yield Partners III, Ltd.	$1,000,000

Carlyle High Yield Partners VI, Ltd.	$1,000,000

Carlyle Loan Investment Ltd	$750,000

Senior Debt Portfolio	$1,365,000

Eaton Vance Institutional Senior Loan Fund	$400,000

Eaton Vance CDO III, Ltd.	$160,000

Costantinus Eaton Vance CDO V, Ltd.	$205,000

Eaton Vance CDO VI, Ltd.	$205,000

Grayson & Co	$2,330,000

The Norinchukin Bank, New York Branch	$205,000

Tolli & Co.	$130,000

ELF Funding Trust I	$1,000,000

Highland Offshore Partners, L.P.	$1,000,000

Pioneer Floating Rate Trust	$1,000,000

Loan Star State Trust	$1,000,000

ING Prime Rate Trust	$1,000,000

ING Senior Income Fund	$3,000,000

Floating Rate Income Strategies Fund II, Inc. (FRB)	$2,000,000

Southport CLO, Limited	$4,000,000

Loan Funding XI LLC	$1,000,000

Harbour Town Funding LLC	$1,000,000

Race Point CLO, Limited	$1,000,000

Race Point II CLO, Limited	$1,000,000

ULT CBNA Loan Funding LLC	$2,000,000

Van Kampen Senior Income Trust	$2,400,000

Van Kampen Senior Loan Fund	$1,600,000

Bank of Scotland	$5,000,000

Schedule 2

(See attached)